Exhibit 10.2

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission. Asterisks denote omissions.

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Void after 5:00 p.m. (New York time) on the 11th day of August, 2009.

Number of Warrants:	Warrant Certificate No.

ACHILLION PHARMACEUTICALS, INC.

(A corporation existing under the laws of the State of Delaware)

THIS WARRANT TO PURCHASE UNITS (the “Warrant”) certifies that, for value received,                              (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after 9:00 a.m. (New York time) on February 11, 2009 (the “Start Time”) and on or prior to 5:00 p.m. (New York time) on August 11, 2009 (the “Expiry Time”) (subject to extension as provided in Section 5 below) but not thereafter, to subscribe for and purchase from Achillion Pharmaceuticals, Inc., a Delaware corporation (the “Company”), up to                                  Units (subject to adjustment as provided herein), with each Unit consisting of (i) one share of Common Stock, par value $0.001 per share (the “Common Stock”) of the Company (a “Unit Share”) and (ii) a warrant in the form attached hereto as Exhibit A to purchase 0.25 shares of Common Stock (a “Unit Common Warrant”). The purchase price of one Unit under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the “Securities Purchase Agreement”), dated August 5, 2008, among the Company and the purchasers signatory thereto.

Section 2. Exercise.

a) Exercise of Warrant. Subject to the conditions set forth in this Section 2, exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Start Time and on or before the Expiry Time (the “Exercise Period”) by delivery to the principal office of the Company of a duly executed copy of the Notice of Exercise Form annexed hereto (or to such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company); provided, however, that any partial exercise of this Warrant must be for a minimum of $1,000,000 worth of Units. Within one (1) business day of receipt by the Company of an Intent Notice (as defined below) from a Holder of its intention to exercise any Unit Warrant issued pursuant to the Securities Purchase Agreement, the Company shall provide notice to all holders of Unit Warrants issued pursuant to the Securities Purchase Agreement of such receipt, indicating the number of Units such Holder has elected to purchase and such Holder’s proposed Exercise Date (as defined below). If this Warrant is to be exercised in full, the Holder shall surrender this Warrant to the Company concurrently with the delivery of the Notice of Exercise Form. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Units available hereunder and the Warrant has been exercised in full. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Units available hereunder shall have the effect of lowering the outstanding number of Units purchasable hereunder in an amount equal to the applicable number of Units purchased. The Holder and the Company shall maintain records showing the number of Units purchased and the date of such purchases. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Units hereunder, the number of Units available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b) Exercise Price. The exercise price of the Units under this Warrant shall be $2.82 per Unit, subject to adjustment hereunder.

c) Percentage Limitation. Notwithstanding anything herein to the contrary, the Company shall not issue to any Holder any Units, including pursuant to any rights herein, including, without limitation, any exercise rights, to the extent that the Unit Shares and the Unit Common Warrant Shares underlying such Units, when added to the number of shares of Common Stock then beneficially owned by such Holder and any Persons whose beneficial ownership of Common Stock would be aggregated with such Holder for purposes of Section 13(d) of the Securities Exchange Act, would cause the total number of shares of Common Stock beneficially owned by such Holder and any such Persons to exceed 19.999% of the total number of outstanding shares of Common Stock of the Company at the time of such issuance (the “Maximum Aggregate Share Amount”), provided, however, that this Section 2(c) shall not apply to the exercise of this Warrant in connection with any Fundamental Transaction in which the Company is acquired by a third party, whether by merger or stock purchase. Upon the reasonable written or oral request of the Holder, the Company shall within two (2) business days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. For purposes of this Section 2(c), beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. If on any attempted exercise of this Warrant, the issuance of Units would cause the Maximum Aggregate Share Amount to be exceeded, then the Company shall issue to the Holder requesting a Warrant exercise such number of Units as may be issued without exceeding the Maximum Aggregate Share Amount and, with respect to the remainder of the aggregate number of Units, this Warrant shall remain exercisable, subject to this Section 2(c). Notwithstanding anything to the contrary contained in this Section 2(c), the limitations contained herein shall not apply unless (i) such limitations are required under NASDAQ Marketplace Rule 4350(i)(1)(B) or (ii) the Holder has, by providing the Company with written notice, lowered the Maximum Aggregate Share Amount to a percentage below 19.999% of the total number of outstanding shares of Common Stock (such amount being the “Adjusted Maximum Aggregate Share Amount”). Upon providing the Company with at least 61 days prior written notice, the Holder may increase the Adjusted Maximum Aggregate Share Amount up to 19.999% of the shares of Common Stock outstanding immediately after giving effect to such exercise, provided, however, that in the event that NASDAQ Marketplace Rule 4350(i)(1)(B) does not require the limitations contained in this Section 2(c), the Holder may increase the Adjusted Maximum Aggregate Share Amount above 19.999% of the shares Common Stock outstanding immediately after giving effect to such exercise.

d) Authorization of Underlying Shares. The Company covenants that all Unit Shares and Unit Common Warrants which may be issued upon the exercise of the purchase rights represented by this Warrant, and all Unit Common Warrant Shares which may be issued upon the exercise of the purchase rights represented by the Unit Common Warrants contained within the Units will, upon exercise of the purchase rights represented by this Warrant or the Unit Common Warrants, as applicable, and payment to the Company of the purchase price therefor, be duly authorized, validly issued, fully paid and nonnassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

e) Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the certificate or certificates representing Units, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Units called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

f) No Fractional Shares or Scrip. No fractional Unit Shares or scrip representing fractional Unit Shares shall be issued upon exercise of this Warrant. As to any fraction of a Unit Share that Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price. Upon any exercise of this Warrant, no Unit Common Warrant shall be issued exercisable for fractional shares of Common Stock. The aggregate number of shares of Common Stock issuable upon exercise of such Unit Common Warrant shall be rounded down to the nearest whole share and any fractional shares of Common Stock that are not required to be issued by reason of this Section 2(f) shall be carried forward and shall be taken into account in the subsequent exercise of this Warrant. Whether or not a Unit Common Warrant exercisable for fractional shares of Common Stock would be issuable upon any exercise of this Warrant shall be determined on the basis of the total number of Units being exercised at the time and the aggregate number of Unit Common Warrants issuable upon such exercise.

g) Legends. The securities issued pursuant to this Warrant will have a restrictive legend; provided, however, that if all or any part of this Warrant is exercised at a time when a legend is not required under applicable securities laws, such securities shall be issued free of all legends on the Exercise Date.

h) Charges, Taxes and Expenses. Issuance of certificates for Unit Shares and/or Unit Common Warrants shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Unit Shares and/or Unit Common Warrants are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

i) Mechanics of Exercise.

i. Intent Notice. The Holder shall, at least five (5) business days prior to the delivery of the Notice of Exercise (or such shorter period as the Company and the Holder may mutually agree) deliver to the Company written notice of its intention to exercise, in whole or in part, this Warrant (the “Intent Notice”). The Intent Notice shall specify (i) the number of Units elected to be purchased, (ii) the name in which the certificate or certificates representing said securities are to be issued, (iii) if physical delivery of the certificates representing the Unit Shares and/or Unit Common Warrants is requested, the address for delivery thereof and (iv) the date upon which the Holder intends to deliver the Notice of Exercise and the aggregate Exercise Price to the Company (such date, an “Exercise Date”).

ii. Exercise Date Deliveries. On each Exercise Date, the Company shall deliver or cause to be delivered to the Holder the following:

(A) a certificate, dated as of such Exercise Date, duly executed by an officer of the Company to the effect that the conditions specified in Sections 2(i)(iii)(B) have been satisfied;

(B) a legal opinion of Company Counsel, dated as of such Exercise Date, substantially in the form of Exhibit F to the Securities Purchase Agreement;

(C) the Unit Shares included in the Units purchased as a result of the exercise of this Warrant, registered in the name of the Holder, which shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder’s prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission (“DWAC”) system if the Company is a participant in such system, and otherwise by physical delivery to an address specified by the Holder in the Intent Notice; and

(D) the Unit Common Warrants included in the Units purchased as a result of the exercise of this Warrant, registered in the name of the Holder, which shall be transmitted by physical delivery to an address specified by the Holder in the Intent Notice.

iii. Closing Conditions.

(A) The obligations of the Company hereunder in connection with each exercise of this Warrant is subject to the following conditions being met, any or all of which may be waived by the Company:

(1) the accuracy in all material respects on each Exercise Date of the representations and warranties of the Holder contained in the Securities Purchase Agreement;

(2) the delivery by the Holder to the Company of a duly executed copy of the Notice of Exercise Form annexed hereto;

(3) the delivery by the Holder to the Company of the aggregate Exercise Price of the Units thereby purchased by wire transfer or cashier’s check drawn on a United States bank;

(4) if required pursuant to Section 2(a) above, the delivery by the Holder to the Company of this Warrant; and

(5) if required pursuant to Section 2(h) above, a duly executed Assignment Form and payment of any applicable transfer taxes;

(B) The obligations of the Holder hereunder in connection with each exercise of this Warrant is subject to the following conditions being met, any or all of which may be waived by such Holder in writing:

(1) the accuracy in all material respects on each Exercise Date of the representations and warranties of the Company contained in the Securities Purchase Agreement;

(2) all obligations, covenants and agreements of the Company required to be performed in connection with such exercise of this Warrant shall have been performed;

(3) there shall have been no Material Adverse Effect with respect to the Company since the Closing Date;

(4) as of each Exercise Date, the Transaction Documents shall be in full force and effect; and

(5) as of each Exercise Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market and, at any time prior to each Exercise Date, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities, nor shall there have occurred any material adverse change in the financial markets which, in each case, makes it impracticable or inadvisable to purchase the Unit Shares and the Unit Common Warrants.

Section 3. Certain Adjustments.

a) Warrant Offset. If, at any time on or after the Closing Date and on or prior to the Start Time (the “Offset Eligible Period”), the Company (i) enters into any definitive written agreement relating to any licensing, partnering, co-promotion, collaboration or other similar agreement to develop and pursue the commercialization of the Company’s rights to any of its drug candidates (a “Partnering or Licensing Transaction”), and (ii) such Partnering or Licensing Transaction involves receipt by the Company of any non-refundable upfront cash payments during the Offset Eligible Period, then the number of Units issuable upon exercise of this Warrant shall be adjusted so as to equal the product obtained by multiplying (A) by [([**]- (B)) / ([**])], where:

(A) =	the number of Units issuable upon exercise of this Warrant prior to any adjustment pursuant to this Section 3(a); and

(B) =	the aggregate dollar amount of non-refundable cash payments received by the Company during the Offset Eligible Period pursuant to any Partnering or Licensing Transactions.

No adjustments shall be made to the Exercise Price of this Warrant pursuant to this Section 3(a). The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this Section 3(a), the number of Units available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any Unit Shares or Unit Common Warrants issued by the Company pursuant to this Warrant), (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction, of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event and the number of Units issuable upon exercise of this Warrant shall be proportionately adjusted in an inverse manner (e.g., an increase in the Exercise Price shall result in a decrease in the number of Units). Any adjustment made pursuant to this Section 3(b) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

c) Pro Rata Distributions. If the Company, at any time prior to the Expiry Time, shall declare, or distribute any dividend or other distribution to all holders of Common Stock (and not to Holders of the Warrants) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock, then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction, of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors of the Company in good faith. The adjustment shall be described in a statement provided to the Holder. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above. For purposes of this Section 3(c), the “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (b) the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board or (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by a good faith determination of the Company’s Board of Directors.

d) Fundamental Transaction. If, at any time while this Warrant is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Unit Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common

Stock for which this Warrant is exercisable immediately prior to such event. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder’s right to exercise such warrant into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 3(d) and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

e) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

f) Notice to Holders.

i. Adjustment pursuant to Section 3(a). Whenever the number of Units issuable upon exercise of this Warrant is adjusted pursuant to Section 3(a), the Company shall promptly mail to each Holder a notice setting forth the number of Units issuable to such Holder upon exercise of this Warrant after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to this Section 3, the Company shall promptly mail to each Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

iii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 10 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, in each case that such information shall be made known to the public through a press release, filing with the Commission, or other public announcement prior to or in conjunction with such notice being provided to the Holder, and provided further that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. If this Warrant is then exercisable pursuant to the terms hereof, the Holder shall be entitled to exercise this Warrant during the 10-day period commencing on the date of such notice to the effective date of the event triggering such notice.

Section 4. Transfer of Warrant.

a) Transferability. This Warrant and all rights hereunder are transferable, in whole or in part and with the Company’s consent (which shall not be unreasonably withheld), upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Units without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

Section 5. Extension of Exercise Period. Notwithstanding anything to the contrary contained herein, if immediately prior to the Expiry Time, this Warrant is not then exercisable for the full amount of Units issuable hereunder solely because of (i) the limitations on exercise contained in Section 2(c) as a result of NASDAQ Marketplace Rule 4350(i)(1)(B) and (ii) the failure of the Company to obtain Stockholder Approval (as defined in the Securities Purchase Agreement), then the Expiry Time shall be automatically extended until the date that is ten (10) business days following the receipt of such Stockholder Approval.

Section 6. Miscellaneous.

a) Fees and Expenses. Except as expressly set forth herein and in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Warrant; provided, however, that the Company shall reimburse, in connection with each exercise of this Warrant (and payable on such Exercise Dates), the reasonable fees for the Holder’s legal counsel and fees to other advisors retained by the Holder to represent it in connection with the exercise of this Warrant, in an aggregate amount not to exceed $135,000, less any amount previously reimbursed by the Company pursuant to this Section 6(a) or pursuant to any other Transaction Document. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any securities to the Holder, subject to Section 2(h) hereof.

b) No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Units so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

c) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any certificate relating to the Unit Shares and/or Unit Common Warrants, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of this Warrant or the Unit Common Warrants, shall not include the posting of any bond), and upon surrender and cancellation of such warrant or stock certificate, if mutilated, the Company will make and deliver a new warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such warrant or stock certificate.

d) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

e) Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will maintain a reserve, free from preemption rights, from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates and warrant certificates to execute and issue the necessary certificates for the Unit Shares and Unit Common Warrants upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Unit Shares and Unit Common Warrants may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. If at any time prior to the Expiry Time the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock (or other securities as provided herein) to such number of shares as shall be sufficient for such purposes.

Except and to the extent as waived or consented to by the Holder, the Company hereby covenants to not by any action, including, without limitation, amending its certificate of incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Unit Shares above the Exercise Price then in effect and (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Unit Shares and Unit Common Warrants upon the exercise of this Warrant.

f) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Securities Purchase Agreement.

g) Restrictions. The Holder acknowledges that the Unit Shares and the Unit Common Warrants acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

h) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Expiry Time. The Company’s obligations to issue and deliver Units in accordance with the terms hereof shall not be affected by the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim or recoupment, or any violation or alleged violation of law by the Holder or any other Person. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

i) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Securities Purchase Agreement.

j) Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Units, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

k) Remedies. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available or granted by law, including recovery of damages. Each of the parties hereto will be entitled to specific performance of its rights under this Warrant. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach or threatened breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate including making a showing of economic loss and the posting of a bond or other security.

l) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Units.

m) Amendment. This Warrant may be modified or amended or the provisions hereof waived only with the written consent of the Company and the Holder.

n) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

o) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: August 11, 2008

ACHILLION PHARMACEUTICALS, INC.

By:
Name:
Title:

EXHIBIT A

Form of Unit Common Warrant

NOTICE OF EXERCISE

TO:	ACHILLION PHARMACEUTICALS, INC.

(1) The undersigned hereby elects to purchase                          Units of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the Exercise Price in full, together with all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing said securities in the name of the undersigned or in such other name as is specified below:

_______________________________________________________________________________________________

The Units shall be delivered to the following:

______________________________________________________________________________________________

______________________________________________________________________________________________

______________________________________________________________________________________________

(3) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

Name of Investing Entity: _____________________________________________________________________

Signature of Authorized Signatory of Investing Entity: ______________________________________________

Name of Authorized Signatory: ________________________________________________________________

Title of Authorized Signatory: _________________________________________________________________

Date: _____________________________________________________________________________________

ASSIGNMENT FORM

(To assign the foregoing warrant, execute

this form and supply required information.

Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to:

__________________________________________________________________________________________

whose address is:

__________________________________________________________________________________________

__________________________________________________________________________________________

Dated:                                         ,

Holder’s Signature: ________________________________________________

Holder’s Address: _________________________________________________

                              _________________________________________________

Signature Guaranteed: ______________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.